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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
/
                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported) January 30, 1998

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500




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Item 5.  Other Events.

         On January 30, 1998 TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 20.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Arthur H. Wilder
    -----------------
Arthur H. Wilder
Vice President, Finance and Administration,
and Chief Financial Officer

Date: January 30, 1998

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                            INDEX TO EXHIBITS

20.  Press Release, dated January 30, 1998

           TCSI Announces Exclusive Agreement With Ameritech To
               Market Advanced Wholesale Billing Technology

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           TCSI Announces Exclusive Agreement With Ameritech To
               Market Advanced Wholesale Billing Technology

     Software Breakthrough Brings New Level of Business Flexibility to
                    Telecom Service Providers Worldwide


ALAMEDA, CALIFORNIA - January 30, 1998 - TCSI Corporation (Nasdaq: TCSI), the global provider of software to the telecom industry announced today that it has been granted the exclusive worldwide rights to market Ameritech's next-generation wholesale access billing technology. TCSI will utilize this software to enhance its WholesaleSuite, a suite of application modules that enable telecom service providers to realize the benefits of integrated service management including reduced operational costs, improved service quality, and reduced time-to-market in their billing networks.

Interconnection between communications service providers is a major growth area as competition reshapes the industry worldwide. Billing for wholesale services is a complex function requiring a wide range of rating, discounting, and billing options be quickly implemented. Existing mainframe solutions can take months to effect these kind of changes. TCSI's SolutionSuitesTM are based on an object-oriented architecture, making them the first solutions to offer flexible, state-of-the-art billing between carriers that can significantly shorten the time between service conception and availability to customers.

"The wholesale market is emerging rapidly and operators need a highly flexible and scaleable billing package. Existing systems do not cater well to this market need. The flexibility of our WholesaleSuite, built on SolutionCore, TCSI's advanced development environment for telecom management systems, provides a complete wholesale billing solution that can be easily extended and tailored to meet a service provider's evolving requirements," said Ram Banin, TCSI's president and chief executive officer. "Our goal is to offer customizable solutions through a comprehensive product offering of middleware, frameworks, and complete systems. This agreement with Ameritech, a global, full-service communications provider, represents a significant milestone in meeting our overall product development plan."

About TCSI's Products and Services
TCSI provides integrated products and services to many of the world largest and most successful telecom companies. TCSI offers SolutionServicesTM, a full range of services including consulting, customized development, deployment,  maintenance,  and  training. SolutionCoreTM,  TCSI's  industry-
leading   application  environment,  enables  the  rapid  development   and
deployment of advanced element, network, and services management systems. TCSI's SolutionSuitesTM are integrated packages of applications components to automate the management processes of Intelligent Network, Broadband, Wholesale, and Digital Cellular services and networks.

About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A recognized innovator in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks include, but are not limited to the timing of significant customer orders, and capital spending patterns of the Company's customers. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.



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